COMMON STOCK                                                       COMMON STOCK



          NUMBER                                                      SHARES

  MAC                           MENLO ACQUISITION CORPORATION

  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                         SEE REVERSE FOR CERTAIN DEFINITIONS
                                         AND A STATEMENT AS TO THE RIGHTS, PRE-
                                         FERENCES, PRIVILEGES AND RESTRICTIONS
                                         OF SHARES

                                                             CUSIP 586818 10 6


         THIS CERTIFIES THAT


                                      SPECIMEN


         IS THE OWNER OF




 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                          MENLO ACQUISITION CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:




     /s/ George Greenberg                /s/ Richard Greenberg
     George Greenberg                    Richard Greenberg

                Secretary                Chief Executive Officer and President



                                     (SEAL)




COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (JERSEY CITY, NJ)
                          TRANSFER AGENT AND REGISTRAR
                                               BY:

                                                    ------------------
                                                    AUTHORIZED OFFICER

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request without charge at the principal office of the Corporation.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT- ____________Custodian_______
TEN ENT - as tenants by the entireties                (Cust)       (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         Survivorship and not as                   Act______________
         tenants in common                         (State)

                     UNIF TRF MIN ACT- ____________Custodian (until age ______)
                                          (Cust)
                                      __________________under Uniform Transfers
                                         (Minor)
                                      to Minors Act __________________
                                                            (State)


     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE




_____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________


                                      _________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



By_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.